UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – January 12, 2016

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 12, 2016, West Pharmaceutical Services, Inc. (the "Company") announced a change to its organization and reporting structure that will support the Company in its next phase of growth and development. Beginning in 2016, the Company will no longer operate two separate units for its Packaging and Delivery Systems businesses. The Company is establishing global Commercial, Operations and Innovation & Technology organizations in order to provide more comprehensive and tailored offerings to its customers across the Company’s rich portfolio of products and services.

Separately, the Company also announced the appointment of Quintin Lai, Ph.D., to Vice President, Corporate Development, Strategy and Investor Relations ("IR"). Dr. Lai will oversee corporate strategy and investor relations for the Company and report directly to Mr. Green.

Prior to joining the Company, Dr. Lai served as Vice President of Investor Relations and Corporate Strategy at Sigma-Aldrich Corporation, where he was responsible for developing a global strategy for that S&P 500 company, as well as creating an industry-leading IR function. From 2002-2012, Dr. Lai served as Managing Director and Senior Equity Research analyst of the Life Science Tools and Diagnostic sector at Robert W. Baird & Company. Dr. Lai also spent eight years as a Senior Research Engineer at Atlantic Richfield (ARCO).

Dr. Lai received a Ph.D. in Chemical Engineering from the University of Wisconsin-Madison, an MBA from the University of Chicago Booth School of Business and a B.S. in Chemical Engineering from the University of Alabama. He is also a CFA charterholder.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1	West Pharmaceutical Services, Inc. Press Release, dated January 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated January 12, 2016.